Capital Group International Equity ETF (CGIE)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.37% Industrials 26.62%	Shares	Value (000)
Rolls-Royce Holdings PLC	3,065,670	$63,564
Recruit Holdings Co., Ltd.	472,200	53,841
Safran SA	129,476	50,682
Airbus SE, non-registered shares	214,261	49,088
BAE Systems PLC	1,650,897	45,724
Hitachi, Ltd.	1,234,200	42,013
Mitsubishi Corp.	1,313,300	39,494
DSV A/S	177,342	37,409
ABB, Ltd.	367,799	35,945
Siemens AG	103,519	34,341
Schneider Electric SE	96,851	33,142
Ryanair Holdings PLC (ADR)	513,615	28,439
ITOCHU Corp.	1,898,300	25,049
Kingspan Group PLC	198,712	23,658
Compagnie de Saint-Gobain SA, non-registered shares	235,609	21,434
Mitsubishi Electric Corp.	517,200	18,082
Marubeni Corp.	547,900	16,902
RELX PLC	437,285	15,832
Daikin Industries, Ltd.	117,000	15,494
Rheinmetall AG, non-registered shares	9,907	12,782
		662,915
Financials 22.23%
Skandinaviska Enskilda Banken AB, Class A	2,568,118	60,170
UniCredit SpA	552,105	53,959
Resona Holdings, Inc.	3,040,900	48,159
Euronext NV	230,594	43,686
Hong Kong Exchanges and Clearing, Ltd.	780,600	42,344
DBS Group Holdings, Ltd.	687,200	41,845
Banco Bilbao Vizcaya Argentaria SA	1,228,610	35,720
BNP Paribas SA	291,848	34,842
Banco Santander SA	2,300,408	33,839
NatWest Group PLC	3,549,246	32,674
Deutsche Boerse AG	94,419	31,586
Tokio Marine Holdings, Inc.	564,000	27,210
Japan Post Bank Co., Ltd.	1,238,100	26,389
AIA Group, Ltd.	2,481,000	24,134
Standard Chartered PLC	577,291	17,029
		553,586
Information technology 16.18%
ASML Holding NV	69,415	117,057
SAP SE	262,911	58,298
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	138,674	57,594
Tokyo Electron, Ltd.	104,300	36,849
Shopify, Inc., Class A, subordinate voting shares (a)	215,022	31,688
Capital Group International Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Keyence Corp.	58,400	$30,584
Halma PLC	502,277	24,719
SK hynix, Inc.	17,781	21,749
Fujitsu, Ltd.	572,900	13,875
Disco Corp.	28,800	10,478
		402,891
Consumer discretionary 7.19%
LVMH Moet Hennessy-Louis Vuitton SE	85,347	44,938
Industria de Diseno Textil SA	522,755	35,218
Amadeus IT Group SA, Class A, non-registered shares	478,325	32,347
Sony Group Corp.	1,271,600	31,967
MercadoLibre, Inc. (a)	9,698	18,777
Panasonic Holdings Corp.	562,200	15,829
		179,076
Consumer staples 6.32%
L’Oreal SA, non-registered shares	82,027	36,654
British American Tobacco PLC	559,393	31,297
Nestle SA	239,619	23,365
Anheuser-Busch InBev SA/NV	283,750	22,504
Imperial Brands PLC	656,345	22,474
Danone SA	281,733	21,035
		157,329
Utilities 5.80%
Engie SA	1,785,971	51,032
RWE AG	719,784	49,027
Iberdrola SA, non-registered shares	1,906,166	44,459
		144,518
Health care 4.94%
AstraZeneca PLC	239,847	38,902
Chugai Pharmaceutical Co., Ltd.	602,300	26,064
Novo Nordisk AS, Class B	553,872	25,165
HOYA Corp.	119,600	18,417
BeOne Medicines, Ltd. (ADR) (a)	40,021	14,391
		122,939
Materials 3.76%
Barrick Mining Corp.	715,734	32,086
Glencore PLC	3,390,353	27,362
Antofagasta PLC	378,479	20,714
Shin-Etsu Chemical Co., Ltd.	355,500	13,403
		93,565
Energy 2.70%
TotalEnergies SE	765,639	67,171
Capital Group International Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Communication services 1.63%	Shares	Value (000)
Nintendo Co., Ltd.	426,100	$24,123
Tencent Holdings, Ltd.	284,500	16,442
		40,565
Total common stocks (cost: $2,035,955,000)		2,424,555
Short-term securities 2.61% Money market investments 2.61%
Capital Group Central Cash Fund 3.78% (b)(c)	650,384	65,032
Total short-term securities (cost: $65,030,000)		65,032
Total investment securities 99.98% (cost: $2,100,985,000)		2,489,587
Other assets less liabilities 0.02%		404
Net assets 100.00%		$2,489,991
Investments in affiliates (c)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 2.61%
Money market investments 2.61%
Capital Group Central Cash Fund 3.78% (b)	$71,036	$128,722	$134,735	$7	$2	$65,032	$715

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 8/31/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
Capital Group International Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-311-1026
Capital Group International Equity ETF — Page 5 of 5